(2_FIDELITY_LOGOS)FIDELITY
REAL ESTATE HIGH INCOME
FUND
ANNUAL REPORT
AUGUST 31, 1993
CONTENTS



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
PERFORMANCE                         3    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                           5    THE MANAGER'S REVIEW OF FUND PERFORMANCE,
                                         STRATEGY AND OUTLOOK.

INVESTMENTS                         6    A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH
                                         THEIR MARKET VALUES.

FINANCIAL STATEMENTS                8    STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS,
                                         AND CHANGES IN NET ASSETS, AS WELL AS FINANCIAL
                                         HIGHLIGHTS.

NOTES                               10   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT ACCOUNTANTS   12   THE AUDITORS' OPINION.

DISTRIBUTIONS                       13



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR
THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF
GANDEL  AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
REAL ESTATE HIGH INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $100,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                            LIFE OF
NOVEMBER 30, 1995                       FUND

Real Estate High Income                 20.33%

Merrill Lynch High Yield Master Index   17.79%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on January 5,
1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High
Yield Master Index - a broad measure of the high yield bond market. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year. In the fund's next report we'll report these numbers for the fund and the benchmark.
$100,000 OVER LIFE OF FUND
              Real Estate HighHigh Yield Maste
     01/05/95       100000.00       100000.00
     01/31/95       100918.56       101216.68
     02/28/95       104093.12       104374.76
     03/31/95       105430.21       105827.31
     04/30/95       107058.44       108305.10
     05/31/95       111364.63       111688.80
     06/30/95       112854.47       112541.88
     07/31/95       113387.98       113828.48
     08/31/95       115807.97       114519.33
     09/30/95       117769.89       115829.55
     10/31/95       118684.60       116650.61
     11/30/95       120329.56       117789.28

Let's say you invested $100,000 in Fidelity Real Estate High Income Fund on
January 5, 1995, when the fund started. By November 30, 1995, the value of your investment would have grown to $120,330 - a 20.33% increase on your initial investment. That compares to $100,000 invested in the Merrill Lynch
High Yield Master Index, which would have grown to $117,789 over the same period - a 17.79% increase.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share
price, return, and yield of a fund that invests in
bonds will vary. That means if you sell your
shares during a market downturn, you might
lose money. But if you can ride out the
market's ups and downs, you may have a
gain.
(checkmark)
TOTAL RETURN COMPONENTS
      JANUARY  5, 1995
      (COMMENCEMENT
      OF
      OPERATIONS) TO
      NOVEMBER 30,
      1995

Dividend return               9.93%

Capital appreciation return   10.40%

Total return                  20.33%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS
PERIODS ENDED NOVEMBER 30, 1995   PAST          PAST 6         LIFE OF
                                  MONTH         MONTHS         FUND

Dividends per share               7.19(cents)   59.54(cents)   92.71(cents)

Annualized dividend rate          7.95%         10.90%         8.71%

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.00 over the past month, $10.89 over the past six months and $10.64 over the life of fund, you can compare the fund's income over these three periods.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with
Mark Snyderman, Portfolio Manager of Fidelity Real
Estate High Income Fund
Q. HOW DID THE FUND PERFORM, MARK?
A. Very well. The fund commenced operations on January 5, 1995. Fidelity generally looks at performance for six- and 12-month periods. For this report, we will look at performance since the fund's commencement of operations. For the period ended November 30, 1995 the fund returned
20.33%, while its benchmark index, the Merrill Lynch High Yield Master
Index, returned 17.79%.
Q. WHY DID THE FUND DO WELL?
A. I think there were two major factors. First, the credit spreads on many of the securities owned by the fund narrowed, thus resulting in price appreciation for the fund. The credit spread is the difference in yield between a given bond and that of a U.S. Treasury bond of comparable maturity. Second, the fund benefited from this year's bond market rally.
Q. WERE PREPAYMENTS A BIG CONCERN?
A. The commercial mortgage bonds I bought were often at a 10% to 20% discount from par, so prepayments were generally good. In other words, because the bonds would be paid off at par, the investor would receive the difference between the bonds' discount price and their par value. However, the creditworthiness of the collateral is more important. If the creditworthiness of the collateral securing the bonds the fund owns improves, their bond prices should go up and vice versa.
Q. WHAT WERE SOME SECURITIES THAT PERFORMED WELL?
A. The fund owned bonds secured by a group of mortgages originated by an insurance company called The New England. The creditworthiness of these bonds improved during the period and the fund enjoyed a substantial capital gain. Additionally, some bonds issued by the former Resolution Trust Corp.
(RTC) - the U.S. government agency created to merge or close insolvent savings and loan institutions - did well during the period.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The fund's positions in liquidating trust bonds - pooled nonperforming loans - underperformed when compared to other commercial mortgage securities because they tend not to appreciate in bond market rallies like we had in 1995. These bonds are issued close to par and are therefore considered "defensive." I've used these bonds to keep down the fund's duration - or the fund's price sensitivity to interest rates.
Q. ARE THERE ANY OTHER WAYS YOU MANAGED THE FUND'S INTEREST-RATE
SENSITIVITY?
A. Yes. I emphasize bonds with shorter maturities relative to the overall market. In other words, if you compared my portfolio to a "market basket" of high yield commercial mortgage-backed bonds, my duration was shorter than that of the market.
Q. WHAT'S YOUR OUTLOOK?
A. I don't think fixed-income investors can expect the same amount of price appreciation in 1996 as they enjoyed in 1995. For commercial mortgage securities in particular, investors should keep in mind that this is an immature market and that periods of volatility can occur at any time. That said, however, I believe the high yield commercial mortgage-backed securities market offers the potential to provide better returns than other high yield debt markets in the coming year.

FUND FACTS
GOAL: to provide high current income by
investing primarily in commercial
mortgage-backed securities, with an emphasis on lower-quality securities
START DATE: January 5, 1995
SIZE: as of November 30, 1995, more than $72 million
MANAGER: Mark Snyderman, since
January 1995; joined Fidelity in May 1994
(checkmark)
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER
ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER.
THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND
OTHER CONDITIONS.
INVESTMENTS NOVEMBER 30, 1995

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 2.6%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 1.2%
CONSTRUCTION & REAL ESTATE - 1.2%
REAL ESTATE INVESTMENT TRUSTS - 1.2%
Haagen Alexander Properties, Inc.,
 Series A, 0%, 1/1/03 - $ 1,000,000 $ 820,000
NONCONVERTIBLE BONDS - 1.4%
CONSTRUCTION & REAL ESTATE - 1.4%
CONSTRUCTION - 1.4%
WCI Communities LP 17%,
 7/24/98 (e) -  1,000,000  1,000,000
TOTAL CORPORATE BONDS
 (Cost $1,827,446)   1,820,000
COMMERCIAL MORTGAGE SECURITIES - 93.7%
ACP Mortgage LP commercial
 floater Series E 7.6448%,
 2/28/28 (b)(c) BB  2,806,912  2,173,602
American Southwest Financial
 Securities commercial Series
 1994-C2 Class B2, 14.1884%,
 12/25/01 (b)(c) -  3,000,000  2,970,000
CBA Mortgage Corp. commercial
 Series 1993-C1 Class E,
 7.154%, 12/25/03 (b)(c) Ba2  3,000,000  2,626,875
CS First Boston Mortgage Securities
 Corp. commercial Series:
  1994-M1 Class E, 12.60%,
   2/15/02 (b) -  1,000,000  998,750
  1995-AEWI Class E,
   9.187%, 11/25/97 (b)(c) -  2,500,000  2,207,813
  1994-CFB1 Class E,
   8.0145%, 1/25/28 (b)(c) Ba2  3,187,016  2,603,891
Kearny Street Mortgage
 commercial floater Series 1995-1
 Class F, 7.7899%,
 2/20/30 (b)(c) B  2,080,000  1,492,401
Lennar U.S. Partners LP
 commercial Series 1995-1
 Class F, 11.70%, 5/15/05 (b) -  2,500,000  2,515,625
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%, 2/1/00 (b)(g) -  12,919,000  2,325,420
Merrill Lynch Mortgage
 Investments, Inc. commercial Series:
  1994-M1 Class E, 8.1706%,
   6/25/22 (b)(c) Ba2  3,000,000  2,626,406
  1995-C2 Class E, 8.15%,
   6/15/21 (b) Ba3  3,492,295  3,173,623
Morgan Stanley Capital
 commercial Series 1995-TNE
 Class D2, 8.24%,
 12/15/23 (b) Ba3  2,000,084  1,745,073

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
Nomura Asset Securities Corp.
 commercial Series 1993-1
 Class B3, 6.68%,
 12/15/03 (b) B $ 3,000,000 $ 2,349,375
Oregon pass thru certificates
 commercial Series 1995
 Class 1-E, 9.9621%,
 6/25/26 (b)(c) BB  3,000,000  2,668,125
Phoenix Real Estate Securities, Inc.
 commercial Series 1993
 Class D-1, 8 1/4%,
 11/25/23 (b) Ba2  3,500,000  3,049,375
Resolution Trust Corp.:
 commercial Series:
  1991-M2 Class A1,
   7.5056%, 9/25/20(c) Ba3  4,306,320  3,186,676
  1994-C1 Class E, 8%,
   6/25/26 BB  4,696,913  4,124,477
  1994-C2 Class F, 8%,
   4/25/25 BB  1,832,811  1,632,633
  1994-C2 Class G, 8%,
   4/25/25 B  4,608,158  3,882,373
  1995-C1 Class F, 6.90%,
   2/25/27 B1  2,947,027  2,568,978
 Series 1994-C1 Class F, 8%,
  6/25/26 B  5,849,884  4,909,332
SKW Real Estate
 commercial Series Class F,
 12.80%, 4/15/05 (b) -  2,310,750  2,339,634
Structured Asset Securities Corp.
 commercial Series:
  1992-M1 Class C,
   7.05%, 11/25/02 B2  3,200,000  2,611,000
  1995-C1 Class E, 7 3/8%,
   9/25/24 (b) BB  3,500,000  2,641,406
Whitehall Partners commercial
 Series 1995-C1 Class E, 8.01%,
 7/20/25 (b) -  2,500,000  2,346,875
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $62,523,236)   65,769,738
COMPLEX MORTGAGE SECURITIES - 0.5%
INTEREST ONLY STRIPS - 0.5%
Mortgage Capital Funding, Inc.
 commercial Series (c)(d):
  1993-C1 Class 2, 1.4606%,
   5/25/15 Aa2  2,593,993  16,861
  1993-C1 Class 2, 3.6502%,
   5/25/15 Aa2  22,968,829  344,532
TOTAL COMPLEX MORTGAGE SECURITIES
 (Cost $448,010)   361,393
COMMON STOCKS - 1.2%
 SHARES VALUE
   (NOTE 1)
CONSTRUCTION & REAL ESTATE - 1.2%
REAL ESTATE - 1.2%
Trizec Ltd. (f) (Cost $895,584)   120,000 $ 859,823
CONVERTIBLE PREFERRED STOCKS - 0.6%
CONSTRUCTION & REAL ESTATE - 0.6%
REAL ESTATE - 0.6%
Catellus Development Corp., exchangeable,
 Series B, $3.625 (b) (Cost $350,000)  10,000  382,500
REPURCHASE AGREEMENTS - 1.4%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.90%, dated
 11/30/95 due 12/1/95  $ 976,160  976,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $67,020,276)  $ 70,169,454
LEGEND
1. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $43,236,769 or 59.7% of net assets.
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
WCI Communities LP term
 loan 17%, 7/24/98  7/24/95 $ 987,446
6. Non-income producing
7. Non-income producing - issuer filed for protection under the Federal
Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.5% AAA, AA, A 0.0%
Baa 0.0% BBB 0.0%
Ba 27.1% BB 27.2%
B 7.4% B 18.0%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by either S&P or Moody's amounted to 25.0%. FMR has determined that unrated debt securities that are lower quality account for 25.0% of the total value of investment in securities.
INCOME TAX INFORMATION
At November 30, 1995, the aggregate cost of investment securities for income tax purposes was $67,020,276. Net unrealized appreciation aggregated
$3,149,178, of which $3,814,221 related to appreciated investment securities and $665,043 related to depreciated investment securities.
REAL ESTATE HIGH INCOME
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



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
 NOVEMBER 30, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $976,000) (cost $67,020,276) - See            $ 70,169,454
accompanying schedule

Receivable for investments sold                                                                                       1,782,730

Interest receivable                                                                                                  582,560

 TOTAL ASSETS                                                                                                         72,534,744

LIABILITIES

Payable to custodian bank                                                                                 $ 11,690

Accrued management fee                                                                                     44,227

Other payables and accrued expenses                                                                        49,826

 TOTAL LIABILITIES                                                                                                   105,743

NET ASSETS                                                                                                          $ 72,429,001

Net Assets consist of:

Paid in capital                                                                                                      $ 68,082,358

Distributions in excess of net investment income                                                                      (31,563
                                                                                                                         )


Accumulated undistributed net realized gain (loss) on investments                                                     1,229,028

Net unrealized appreciation (depreciation) on investments                                                             3,149,178

NET ASSETS, for 6,559,746 shares outstanding                                                                         $ 72,429,001

NET ASSET VALUE, offering price and redemption price per share ($72,429,001 (divided by) 6,559,746 shares)            $11.04


STATEMENT OF OPERATIONS

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
 JANUARY 5, 1995
 (COMMENCEMENT OF OPERATIONS)
 TO NOVEMBER 30, 1995

INVESTMENT INCOME                                                                            $ 54,375
Dividends

Interest                                                                                      4,673,366

 TOTAL INCOME                                                                                 4,727,741

EXPENSES

Management fee                                                                   $ 347,146

Transfer agent fees                                                               69,351

Accounting fees and expenses                                                      40,672

Non-interested trustees' compensation                                             131

Custodian fees and expenses                                                       3,899

Registration fees                                                                 23,476

Audit                                                                             17,377

Miscellaneous                                                                     274

 TOTAL EXPENSES                                                                               502,326

NET INVESTMENT INCOME                                                                         4,225,415

REALIZED AND UNREALIZED GAIN (LOSS)                                                           1,654,410
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on investment securities                 3,149,178

NET GAIN (LOSS)                                                                               4,803,588

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              $ 9,029,003


STATEMENT OF CHANGES IN NET ASSETS
      JANUARY 5, 1995
      (COMMENCEMENT
      OF
      OPERATIONS) TO
      NOVEMBER 30, 1995


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
INCREASE (DECREASE) IN NET ASSETS

Operations                                                                                $ 4,225,415
Net investment income

 Net realized gain (loss)                                                                  1,654,410

 Change in net unrealized appreciation (depreciation)                                      3,149,178

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           9,029,003

Distributions to shareholders                                                              (4,225,415)
From net investment income

 In excess of net investment income                                                        (454,831)

 TOTAL DISTRIBUTIONS                                                                       (4,680,246)

Share transactions                                                                         64,899,998
Net proceeds from sales of shares

 Reinvestment of distributions                                                             4,680,246

 Cost of shares redeemed                                                                   (1,500,000)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                   68,080,244

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  72,429,001

NET ASSETS

 Beginning of period                                                                       -

 End of period (including distributions in excess of net investment income of $31,563)    $ 72,429,001

OTHER INFORMATION
Shares

 Sold                                                                                      6,269,408

 Issued in reinvestment of distributions                                                   434,154

 Redeemed                                                                                  (143,816)

 Net increase (decrease)                                                                   6,559,746



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SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          JANUARY 5, 1995
                          (COMMENCEMENT
                          OF
                          OPERATIONS) TO
                          NOVEMBER 30, 1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 10.000

Income from Investment Operations                        .922
Net investment income

 Net realized and unrealized gain (loss)                 1.045

 Total from investment operations                        1.967

Less Distributions                                       (.837)
From net investment income

 In excess of net investment income                      (.090)

 TOTAL DISTRIBUTIONS                                     (.927)

Net asset value, end of period                          $ 11.040

TOTAL RETURN B                                           20.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 72,429

Ratio of expenses to average net assets                  1.09% A

Ratio of net investment income to average net assets     9.14% A

Portfolio turnover rate                                  49% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities (including restricted securities) for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR) may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser,is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $1,000,000 or 1.4% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $85,037,170 and $20,647,304, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .60%. For the period, the management fee was equivalent to an annualized rate of .75% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .15% of average net assets ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of the total outstanding shares of the fund.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series IV and the Shareholder of Fidelity Real Estate High Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series IV: Fidelity Real Estate High Income Fund, including the schedule of portfolio investments, as of November 30, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 5, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series IV: Fidelity Real Estate High Income Fund as of November 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period January 5, 1995 (commencement of operations) to November 30, 1995, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 22, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Real Estate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities :
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
 12/26/95 12/22/95 - $.17
 1/8/96 1/5/96 - $.01
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES